UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 24, 2014

ConnectOne Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	001-35812	52-1273725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Sylvan Avenue Englewood Cliffs, New Jersey	07632
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (201) 816-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 2.02 and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

On October 24, 2014, the Registrant issued a press release announcing its operating results for the nine months ended September 30, 2014. A copy of the October 24, 2014 press release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following is filed as an Exhibit to this Current Report on Form 8-K:

99.1 Press Release dated October 24, 2014

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConnectOne Bancorp, Inc. (Registrant)
October 24, 2014 (Date)	/s/ WILLIAM S. BURNS William S. Burns Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Press Release dated October 24, 2014.